Capital reorganization	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Capital reorganization
31.	Capital reorganization

To integrate resources, the Company’s former parent company, ChipMOS Bermuda, was merged with and into the Company as of October 31, 2016, the record date of the Merger, with the latter being the surviving entity and ChipMOS Bermuda being the dissolved entity. Under the Merger Agreement, each shareholder of ChipMOS Bermuda is entitled to receive, with respect to each ChipMOS Bermuda share, 0.9355 units of the Company’s newly-issued ADSs trading on the NASDAQ Global Select Market (each ADS unit represents 20 shares of the Company’s ordinary shares) and US$3.71 in cash. The Company issued 21,775,257 units of ADSs (25,620,267 units of ADSs representing 512,405 thousand ordinary shares before capital reduction adjustment) and paid US$101,657 thousand in cash (equivalent to NT$3,208,310 thousand) as the total consideration. In addition, the Company paid NT$133,311 thousand directly attributable transaction cost for the capital reorganization. As the result, the Company paid NT$3,341,621 thousand in cash for the capital reorganization.

The Company issued 512,405 thousand shares for the capital reorganization, and reduced capital by cancelling 522,080 thousand shares originally held by ChipMOS Bermuda. After the capital reorganization, the Company’s shares was net decreased by 9,675 thousand shares. When cancelling treasury stocks, the Company deducted capital surplus equal to the proportion of cancelled shares. Due to the deficit in capital surplus, the Company deducted unappropriated retained earnings by NT$5,052,343 thousand.

As of October 30, 2016, the ending balance of “Predecessors’ interests” was NT$1,692,918 thousand, which represents ChipMOS Bermuda’s net assets as if it had always been combined. The amount has been eliminated in the record date of the Merger.